UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 24, 2023

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, or former address, if changed
since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZ	The Nasdaq Stock Market LLC

	Warrants to purchase Common Stock	HTZWW	The Nasdaq Stock Market LLC
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

HVF III Rental Car Asset Backed Note Offerings

On August 24, 2023, Hertz Vehicle Financing III LLC (“HVF III”), a wholly-owned, special-purpose and bankruptcy-remote subsidiary of The Hertz Corporation (“THC”), issued two series of notes to unaffiliated third parties: (1) the Series 2023-3 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C and Class D, in an aggregate principal amount equal to $500,000,000, pursuant to the Series 2023-3 Supplement (the “Series 2023-3 Supplement”), dated as of August 24, 2023, among HVF III, as issuer, THC, as administrator, and The Bank of New York Mellon Trust Company, N.A. (“BNYM”), as trustee, to the Base Indenture (the “Base Indenture”), dated as of June 29, 2021, which was previously filed as Exhibit 10.7 to the Current Report on Form 8-K filed on July 7, 2021; and (2) the Series 2023-4 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C, and Class D, in an aggregate principal amount equal to $500,000,000, pursuant to the Series 2023-4 Supplement (the “Series 2023-4 Supplement”), dated as of August 24, 2023, among HVF III, as issuer, THC, as administrator, and BNYM, as trustee, to the Base Indenture.

The Series 2023-3 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C, and Class D (collectively, the “Series 2023-3 Notes”) and the Series 2023-4 Fixed Rate Rental Car Asset Backed Notes, Class A, Class B, Class C, and Class D (collectively, the “Series 2023-4 Notes”) are described together below as the “Series 2023 Notes.”

THC utilizes the HVF III securitization platform, which consists of both variable funding notes and medium-term notes, such as the Series 2023 Notes issued in the offerings described herein, to finance its U.S. rental car fleet. Subject to certain conditions, additional notes may be issued in the future under the Base Indenture.

The Series 2023 Notes were issued with the following terms:

Notes Issued	Principal	Interest Rate	Expected Final Payment Date	Legal Final Payment Date
Series 2023-3
Class A	$337,500,000	5.94%	February 2027	February 2028
Class B	$55,000,000	6.53%	February 2027	February 2028
Class C	$67,500,000	7.26%	February 2027	February 2028
Class D	$40,000,000	9.43%	February 2027	February 2028

Series 2023-4
Class A	$337,500,00	6.15%	March 2029	March 2030
Class B	$55,000,000	6.73%	March 2029	March 2030
Class C	$67,500,000	7.51%	March 2029	March 2030
Class D	$40,000,000	9.44%	March 2029	March 2030

The Series 2023-3 Class B Notes are subordinated to the Series 2023-3 Class A Notes. The Series 2023-3 Class C Notes are subordinated to the Series 2023-3 Class A Notes and the Series 2023-3 Class B Notes. The Series 2023-3 Class D Notes are subordinated to the Series 2023-3 Class A Notes, the Series 2023-3 Class B Notes, and the Series 2023-3 Class C Notes.

The Series 2023-4 Class B Notes are subordinated to the Series 2023-4 Class A Notes. The Series 2023-4 Class C Notes are subordinated to the Series 2023-4 Class A Notes and the Series 2023-4 Class B Notes. The Series 2023-4 Class D Notes are subordinated to the Series 2023-4 Class A Notes, the Series 2023-4 Class B Notes, and the Series 2023-4 Class C Notes.

Unless an amortization event occurs, HVF III is not required to make any principal payments on (i) the Series 2023-3 Notes until September 2026 and (ii) the Series 2023-4 Notes until October 2028. Beginning in September 2026 for the Series 2023-3 Notes and October 2028 for the Series 2023-4 Notes, HVF III is expected to make a payment of one-sixth of the initial principal amount until repayment is made in full on the applicable legal final payment date for such series of notes in February 2028 and March 2030, respectively.

The occurrence and continuation of an amortization event related to the Series 2023 Notes may result in HVF III being required to pay principal on the Series 2023 Notes earlier than anticipated. Amortization events include, among other things, the failure to pay principal or interest in a timely manner, the failure to maintain sufficient assets compared to the outstanding amount of debt, the failure to maintain sufficient liquidity in the form of reserve accounts or letters of credit, the presence of certain liens on HVF III’s assets, any misrepresentations by HVF III, any covenant defaults and defaults by either HVF III or THC, as administrator of HVF III under the Administration Agreement dated as of June 29, 2021, which was previously filed as Exhibit 10.9 to the Current Report on Form 8-K filed on July 7, 2021. In the event that one or more amortization events occurs and is continuing, holders of the Series 2023 Notes may force HVF III or BNYM on their behalf to sell vehicles and, if a default occurs under the Master Motor Vehicle Operating Lease and Servicing Agreement (HVF III) (the “Lease”) dated as of June 29, 2021, which was previously filed as Exhibit 10.8 to the Current Report on Form 8-K filed on July 7, 2021, the holders of the Series 2023 Notes may force THC and/or DTG Operations, Inc., a wholly-owned indirect subsidiary of THC, each as a lessee under the Lease, to return vehicles for sale by HVF III. Proceeds of any such sales made during the enforcement of remedies are required to repay the Series 2023 Notes and any notes issued by HVF III in the future.

The net proceeds of the Series 2023 Notes were used in part to repay the amounts outstanding on HVF III’s Series 2021-A Variable Funding Rental Car Asset Backed Notes. Remaining funds are expected to be used for the future acquisition or refinancing of eligible vehicles to be leased under the Lease.

The foregoing descriptions of the Series 2023 Notes are qualified in their entirety by reference to the complete terms and conditions of the Series 2023-3 Supplement and the Series 2023-4 Supplement, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, which are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 contained in Item 1.01 of this Current Report is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description
10.1	Series 2023-3 Supplement, dated as of August 24, 2023, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee.

10.2	Series 2023-4 Supplement, dated as of August 24, 2023, among Hertz Vehicle Financing III LLC, as issuer, The Hertz Corporation, as administrator, and The Bank of New York Mellon Trust Company, N.A., as trustee.

104.1	Cover page Interactive Date File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC. THE HERTZ CORPORATION
(each, a Registrant)

Date: August 24, 2023	By:	/s/ Colleen Batcheler
	Name:	Colleen Batcheler
	Title:	Executive Vice President, General Counsel and Secretary